PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details)
Prepayment	$ 9,300	$ 12,682
Less: provision for allowance	1,236	1,335
Prepaid expenses and other current assets, current	8,064	11,347
Notes receivable	58	1,073
Other receivables	2,460	3,551
Prepaid expenses and other current assets, net	10,582	15,971
Prepayment	$ 2,698	$ 2,730